UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 21, 2008

PLANKTOS CORP.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-28429 (Commission File Number)	68-0423301 (IRS Employer Identification Number)

Robert Fisher, Chief Executive Officer

145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2

(Address of principal executive offices)

(604) 669-4771

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

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Release and Settlement Agreement

On February 22, 2008 Planktos Corp. (the “Company”), in concurrence with its wholly owned subsidiary Planktos, Inc., entered into a Settlement and Release Agreement with Russ George, Solar Energy Limited (“Solar”), and Nelson Skalbania for the purposes of separating the services and know how of Russ George, from each of the Company, Planktos, Inc., and Solar (the “Agreement”).

The Company is a majority owned subsidiary of Solar. Planktos, Inc. is a wholly owned subsidiary of the Company while D2Fusion, Inc. is a wholly owned subsidiary of Solar. Russ George was formerly the sole executive officer and a director of the Company. Nelson Skalbania is the chief executive officer and a director of Solar.

The Agreement provides that Russ George resign his positions as the Company’s chief executive officer, chief financial officer and principal accounting officer, resign from the Company’s board of directors and return to Solar for cancellation three million five hundred thousand (3,500,000) shares of Solar that were issued to him for his ownership interest in Planktos, Inc. and D2Fusion, Inc. in exchange for a return to him of the proprietary know-how associated with ocean fertilization concept. Parties to the Agreement further agreed to forego any possible claims against each other and to cooperate in resolving outstanding issues associated with the Company’s business.

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ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

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Offer to Purchase (Klimafa)

On February 1, 2008 the Company and Planktos, Inc. executed an Offer to Purchase with Dr. David Gazdag to document the sale of Planktos, Inc.’s sixty percent (60%) interest in Klimafa S.A. (“Klimafa”), a company focused on the sequestration of carbon dioxide with the planting of new forests. The disposition closed effective February 21, 2008 with the execution of an Agreement on Transfer of Business Shares.

Dr. Gazdag was formerly a minority interest holder in Klimafa.

The Offer to Purchase provides that Planktos, Inc. convey its interest in Klimafa to Dr. Gazdag in exchange for two hundred and fifty thousand dollars ($250,000) in the form of a convertible debenture with a repayment term being the earlier of ten years or Klimafa’s generation of cash flow, bearing four percent (4%) per annum, convertible into sequestered tones of carbon dioxide credits and the right to participate in any new financing arrangements for Klimafa.

Sale of the Weatherbird II

On January 21, 2008, the Company entered into a letter of intent with the St Petersburg Environmental Research Center (“SPERC”) to sell its research vessel the Weatherbird II according to certain terms and conditions in exchange for a purchase price of $1,000,000 of which $100,000 was paid on acceptance of the letter of intent. Further to mutual agreement, the terms of the letter of intent were subsequently assigned to Sperc Explorer, Inc. The balance of the purchase price was paid to the Company on February 29, 2008 at which time title to the Weatherbird II passed to Sperc Explorer, Inc.

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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(a)        Effective March 3, 2008, the Company’s board of directors accepted the resignation of Russ George from the board of directors.

(b)       Effective March 3, 2008, the Company’s board of directors accepted the resignation of Russ George as the Company’s chief executive officer, chief financial officer and principal accounting officer.

(c)        Effective March 3, 2008, the Company’s board of directors appointed Robert Fisher as chief executive officer, chief financial officer and principal accounting officer.

Mr. Fisher graduated from Trinity College Dublin University with MA, BA and B.Comm degrees and qualified as a Canadian Chartered Accountant. He has over 20 years experience working in real estate development and the hospitality industry. Most recently Mr. Fisher was the president of International RV Resort Management Consultants, Inc. based in Vancouver, British Columbia and Spokane, Washington and was responsible for the development and management of RV parks in Washington and California. Prior to that, he was the vice-president of development for Onterra RV Resorts, Inc., a Vancouver, British Columbia and San Francisco, California based company that acquired and repositioned RV resorts in several California locations. He has also acted as a partner and consultant to various retail, investment and hotel development projects in Canada and the United States.

Mr. Fisher has served as a director of the Company since December 15, 2006 and acted as the Company’s chief executive officer, chief financial officer and principal accounting officer from December 15, 2006 until March 13, 2007.

The Company has not entered into any related transactions with Mr. Fisher and has not entered into any employment agreement in connection with his appointment as chief executive officer, chief financial officer and principal accounting officer.

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ITEM 8.01	OTHER EVENTS

The Company’s board of directors has decided to abandon any future ocean fertilization efforts that were once intended to restore marine plant life and generate ecological offsets for the global carbon credit market. Due to widespread opposition to plankton restoration in the environmental world, the Company has encountered serious difficulty in raising the capital needed to fund a series of ocean research trials. The result being that the Company has been forced to let valued employees go and will close its Foster City, California office at the end of this month.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

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(d)	The following exhibits are included as part of this report:

EXHIBIT	PAGE
NO.	NO.	DESCRIPTION

10	Attached	Release and Settlement Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planktos Corp.	Date

By: /s/ Robert Fisher	March 28, 2008

Name: Robert Fisher

Title:	Chief Executive Officer

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